Exhibit 99.1

CONTACT:    Hasbro, Inc.

Investor Relations
Debbie Hancock, 401-727-5401
or
News Media
Wayne S. Charness, 401-727-5983

HASBRO ESTABLISHES A WORLDWIDE CENTER OF EXCELLENCE FOR GAMES

IN RHODE ISLAND

PAWTUCKET, R.I., (May 25, 2011) – Hasbro, Inc. (NASDAQ: HAS) has announced it is creating a Center of Excellence for Hasbro Games in Rhode Island.  As part of this, it is reorganizing its global games business and moving its games marketing and games development employees from East Longmeadow, MA to Rhode Island.

“Hasbro has the strongest portfolio of games brands in the industry and this is an important move to accelerate our re-imagination of games.  However, it is always difficult to make changes that affect our people,” said Brian Goldner, President and CEO.  “We are committed to continuously re-inventing this business and growing it for the long term.  This includes maintaining our leadership position in face-to-face board gaming, while also more effectively competing in the broader world of gaming across all platforms.”

The Center of Excellence for Games will build on Hasbro’s strategy of re-imagining, re-inventing and re-igniting its core brands.  The group will identify key games brands for new play experiences and development, while focusing its efforts and workforce on initiatives across multiple platforms in both traditional and digital gaming.

Hasbro expects to relocate approximately 70 employees with a reduction in force of approximately 75 by the end of the year.  The impacted employees will be offered a severance package, benefits continuation and outplacement services.  Hasbro factory and certain corporate service employees will not be affected by this move.

Hasbro will communicate the estimated cost of these actions in July when the Company reports second quarter results.  However, the Company’s guidance for 2011 remains in place as the Company continues to believe it will grow revenues and earnings per share, including costs associated with these actions.

About Hasbro

Hasbro, Inc. (NASDAQ: HAS) is a branded play company providing children and families around the world with a wide-range of immersive entertainment offerings based on the Company's world class brand portfolio.  From toys and games, to television programming, motion pictures, video games and a comprehensive licensing program, Hasbro strives to delight its customers through the strategic leveraging of well-known and beloved brands such as TRANSFORMERS, LITTLEST PET SHOP, NERF, PLAYSKOOL, MY LITTLE PONY, G.I. JOE, MAGIC: THE GATHERING and MONOPOLY.  The HUB, Hasbro's multi-platform joint venture with Discovery Communications (NASDAQ: DISCA, DISCB, DISCK) launched on October 10, 2010. The online home of The HUB is www.hubworld.com.  The HUB logo and name are trademarks of Hub Television Networks, LLC. © 2011 Hasbro, Inc. All Rights Reserved.

Certain statements contained in this release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include expectations concerning the Company’s potential performance in 2011, including with respect to its revenues and earnings per share, and the Company’s ability to achieve its other financial and business goals and may be identified by the use of forward-looking words or phrases. The Company's actual actions or results may differ materially from those expected or anticipated in the forward-looking statements due to both known and unknown risks and uncertainties. Specific factors that might cause such a difference include, but are not limited to: (i) the Company's ability to design, manufacture, source and ship new and continuing products on a timely and cost-effective basis, as well as interest in and purchase of those products by retail customers and consumers in quantities and at prices that will be sufficient to profitably recover the Company’s development, manufacturing, marketing, royalty and other costs; (ii) global economic conditions, including recessions, credit crises or other economic shocks or downturns which can negatively impact the retail and/or credit markets, the financial health of the Company’s retail customers and consumers, and consumer and business confidence, and which can result in lower employment levels, less consumer disposable income, and lower consumer spending, including lower spending on purchases of the Company’s products; (iii) other factors which can lower discretionary consumer spending, such as higher costs for fuel and food, drops in the value of homes or other consumer assets, and high levels of consumer debt; (iv) other economic and public health conditions in the markets in which the Company and its customers and suppliers operate which impact the Company's ability and cost to manufacture and deliver products, such as higher fuel and other commodity prices, higher labor costs, higher transportation costs, outbreaks of disease which affect public health and the movement of people and goods, and other factors, including government regulations, which can create potential manufacturing and transportation delays or impact costs; (v) currency fluctuations, including movements in foreign exchange rates, which can lower the Company’s net revenues and earnings, and significantly impact the Company’s costs; (vi) the concentration of the Company's customers, potentially increasing the negative impact to the Company of difficulties experienced by any of the Company’s customers or changes by the Company’s customers in their purchasing or selling patterns; (vii) greater than expected costs, or unexpected delays or difficulties, associated with the Company’s investment in its joint venture with Discovery Communications, LLC, the rebranding of the joint venture network, development of Hasbro Studios, and the creation of new content to appear on the network and elsewhere; (viii) greater than expected costs or unexpected delays associated with the creation of the Center of Excellence for Hasbro Games; (ix) consumer interest in and acceptance of the joint venture network, and programming created by Hasbro Studios, and other factors impacting the financial performance of the joint venture and Hasbro Studios; (x) the inventory policies of the Company’s retail customers, including the concentration of the Company's revenues in the second half and fourth quarter of the year, together with increased reliance by retailers on quick response inventory management techniques, which increases the risk of underproduction of popular items, overproduction of less popular items and failure to achieve tight and compressed shipping schedules; (xi) work stoppages, slowdowns or strikes, which may impact the Company's ability to manufacture or deliver product in a timely and cost-effective manner; (xii) the bankruptcy or other lack of success of one of the Company's significant retailers which could negatively impact the Company's revenues or bad debt exposure; (xiii) the impact of competition on revenues, margins and other aspects of the Company's business, including the ability to secure, maintain and renew popular licenses and the ability to attract and retain talented employees in a competitive environment; (xiv) concentration of manufacturing for many of the Company’s products in the People’s Republic of China and the associated impact to the Company of public health conditions and other factors affecting social and economic activity in China, affecting the movement of products into and out of China, and impacting the cost of producing products in China and exporting them to other countries; (xv) the risk of product recalls or product liability suits and costs associated with product safety regulations; (xvi) other market conditions, third party actions or approvals and the impact of competition which could reduce demand for the Company’s products or delay or increase the cost of implementation of the Company's programs or alter the Company's actions and reduce actual results; (xvii) the risk that anticipated benefits of acquisitions may not occur or be delayed or reduced in their realization; and (xviii) other risks and uncertainties as may be detailed from time to time in the Company's public announcements and SEC filings. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release.